EXHIBIT  10.57.1

December  15,  1999


Mr.  Patrick  Moore
National  Manufacturing  Technologies,  Inc.
1958  Kellogg  Ave.
Carlsbad,  CA  92008


Re:  First  Amendment  to  Loan  and  Security  Agreement


Dear  Pat:

We refer to the Loan and Security Agreement dated as of June 18, 1999, (the "Loan Agreement") between Photomatrix, Inc., a California corporation
("Borrower"), and Celtic Capital Corporation ("Lender"). Unless otherwise defined herein, terms defined in the Loan Agreement are used herein as defined therein.

Effective as of the date first set forth above and subject to satisfaction of the conditions precedent set forth in paragraph 6, Borrower and Lender hereby agree as set forth below.

     1. The name of the Borrower has been changed to National Manufacturing Technologies, Inc.

    2. The definition of "A/R Maximum Commitment" in Section 1.11 of the Loan Agreement is amended in full to read as follows:

     ""A/R MAXIMUM COMMITMENT" - at any time of determination, the amount, if any, by which $2,000,000.00 exceeds the aggregate principal amount of any advances or other extensions of credit outstanding from Lender to or on behalf of any of the Affiliates other than Borrower for the purpose of financing accounts receivable."

     3. Section 2.1.1 "Credit Facilities - Revolving Credit Facility - Advances" is amended in full to read as follows:

     ""ADVANCES" - Lender shall, from time to time make A/R Advances to Borrower, less any Availability Reserves, so long as, before and after such A/R Advance, the Obligations relating only to the A/R Advances do not exceed the A/R Allowable Amount. In addition, Lender shall, from time to time make Inventory Advances to Borrower, less any Availability Reserves, so long as, before and after such Inventory Advances, the Obligations relating only to the Inventory Advances do not exceed the Inventory Allowable Amount; provided, however, that the aggregate advances and other extensions of credit by Lender to the Affiliates for the purpose of financing inventory may not exceed 35% of the aggregate advances and other extensions of credit by Lender to the Affiliates for the purpose of financing accounts receivable."

     4. Borrower represents and warrants to Lender that (a) no Event of Default or event that, with the giving of notice and/or the passage of time, would become an Event of Default has occurred and is continuing or would result from the effectiveness of this letter amendment and (b) the representations and warranties contained in the Documents are correct in all material respects on and as of the date hereof as though made on and as of the date hereof.

     5. On and after the effective date of this letter amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import referring to the Loan Agreement, and each reference in the other Documents to the "Loan Agreement," "thereunder," "thereof," "therein" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended by this letter amendment. The Loan Agreement, as amended by this letter amendment, is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

     6. This letter amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same letter amendment.

     7. This letter amendment shall become effective as of the date first set forth above when and if Lender receives (a) this letter amendment duly countersigned by Borrower and (b) a consent hereto, in form and substance satisfactory to Lender, duly executed by any persons or entities that have executed Subordination Agreements as subordinated creditors.


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Very  truly  yours,
CELTIC  CAPITAL  CORPORATION
/s/  Mark  Hafner
-----------------
Mark  Hafner,  President

Agreed  as  of  the  date  first  written  above:
NATIONAL  MANUFACTURING  TECHNOLOGIES,  INC.

/s/  Patrick  W.  Moore
-----------------------
Patrick  W.  Moore,  CEO